SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreement") is made and entered into effective as of the 31st day of December, 1997, by and between GOLF TRAINING SYSTEMS, INC. (hereinafter referred to as "Debtor"), and JOHN H. LAERI, JR., and his assigns (hereinafter referred to as "Secured Party").

                              W I T N E S S E T H:

     WHEREAS, Debtor is presently engaged in the business of developing and marketing sports instruction materials (the "Business");

     WHEREAS, Debtor has executed a Senior Note (the "Note") in favor of Secured Party, dated of even date herewith, in the maximum face principal amount of $1,000,000.00; and

     WHEREAS, in order to secure the obligations of Debtor under the Note and all other obligations now or hereafter owing from Debtor to Secured Party, the Debtor desires to grant a security interest in the collateral described below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

     1. Security Interest. To provide security for the due and punctual performance of all of the Debtor's obligations under the Note and all other documents or instruments evidencing or securing the indebtedness of the Note (collectively, with the Note, the Loan Agreement of even date herewith and this Agreement, referred to herein as the "Loan Documents"), including, without limitation, payment in full of the principal and interest on the Note, costs and attorneys' fees, all indebtedness to be incurred by Debtor to Secured Party with respect to the Note and further to secure any other indebtedness now or hereafter owing by Debtor to Secured Party (hereinafter the "Obligations"), the Debtor hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to Secured Party and grants to Secured Party first and best security interests (the "Security Interests") in all of the following rights, interests and properties (all of which are collectively hereinafter referred to as the "Collateral"):

     (a) Inventory. All of the Debtor's inventory of every description which is held by the Debtor for sale or lease or is furnished by the Debtor under any contract of service or is held by the Debtor as raw materials, work in process, or materials used or consumed in a business, whether now owned or hereafter acquired, wherever located, and as the same may now and hereafter from time to time be constituted, together with all cash and non-cash proceeds and products thereof (the "Inventory").

     (b) Accounts. All of the Debtor's accounts (including, without limitation, all notes, notes receivable, drafts, acceptances, and similar instruments and documents) whether now owned or hereafter acquired, together with (i) all cash and non- cash proceeds thereof and (ii) all returned, rejected, or repossessed goods, the sale or lease of which shall have given or shall give rise to an account, and all cash and non-cash proceeds and products of all such goods (the "Accounts").

     (c) General Intangibles. All of the Debtor's general intangibles (including, without limitation, any proceeds from insurance policies), patents and applications therefor, unpatented inventions, trade secrets, copyrights, contract rights, goodwill, literary rights, rights to performance, rights under licenses, choses-in-action, claims, information contained in computer media (such as data bases, source and object codes, and information therein), trademarks and applications therefor, trade names, including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, and the rights of the Debtor thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired, together with all cash and non-cash products thereof.

     (d) Chattel Paper. All of the Debtor's chattel paper, whether now owned or hereafter existing, acquired, or created, together with (i) all moneys due and to become due thereafter, (ii) all cash and non-cash proceeds thereof, and (iii) all returned, rejected, or repossessed goods, the sale or lease of which shall have given or shall give rise to chattel paper, and all cash and non-cash proceeds and products of all such goods (the "Chattel Paper").

     (e) All Equipment and Fixtures. All of the Debtor's equipment (including all motor vehicles) and fixtures, whether now owned or hereafter acquired, together with (i) all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto and/or used in connection therewith, (ii) all replacements thereof and substitutions therefor, and (iii) all cash and non-cash proceeds and products thereof (the "Equipment").

     Until payment in full of all Obligations, the Secured Party's Security Interests in the Collateral granted hereby shall continue in full force and effect.

     2. Representations and Warranties.

     Debtor represents and warrants to Secured Party that:

     (a) Debtor has all requisite authority to execute and deliver this Agreement and this Agreement is enforceable in accordance with its terms;

     (b) Debtor's books and records concerning the Collateral are kept at the principal office of Debtor;

     (c) No financing statement covering the Collateral, or any part thereof, is currently on file with any filing officer except for one statement in favor of AT&T filed in Gwinnett County, Georgia which has not been terminated notwithstanding that the obligation secured thereby has been satisfied;

     (d) No other security agreement is currently in effect and no security interest, other than the Security Interests herein granted, has attached to or has been perfected in the Collateral or in any part thereof except with respect to obligations that have been satisfied;

     (e) the principal place of business of Debtor is 3400 Corporate Way, Suite G, Duluth, Georgia 30136;

     (f) Debtor has not acquired any of the Collateral in the past twelve (12) months from any third party outside of the ordinary course of business or as part of a bulk sale; and

     (g) All of the Collateral that has a physical location is normally located within the State of Georgia;

     3. Covenants.

     (a) Debtor covenants and agrees to:

     (i)  comply  with  all  covenants  and  agreements  set  forth  in the Loan
Documents;

     (ii) deliver to Secured Party, at such intervals as Secured Party reasonably may require, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Secured Party fully informed with respect to the description of the Collateral;

     (iii) from time to time promptly execute and deliver to Secured Party all such other assignments (including but not limited to recordable specific assignments of property for which collateral assignments are filed for public record in offices other than the offices for the filing of Uniform Commercial Code financing statements), certificates, supplemental documents, and financing statements, and do all other acts or things, as Secured Party may reasonably request in order to more fully evidence and perfect the Security Interests;

     (iv) promptly notify Secured Party of any material and adverse change in any fact or circumstances warranted or represented by Debtor in this Agreement or in any other Loan Documents in connection with the Collateral;

     (v) promptly notify Secured Party of any claim, action or proceeding which could affect Debtor's title to or materially and adversely affect the value of the Collateral, or any part thereof, or the effectiveness of the Security Interests, and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding;

     (vi) promptly, after being requested by Secured Party, pay to Secured Party the amount of all expenses, including attorneys' fees and other legal expenses, reasonably incurred by Secured Party in enforcing the Security Interests; and

     (vii) do all things reasonably necessary or appropriate to enable Secured Party fully to exercise its rights under this Agreement;

     (viii) keep and maintain the Equipment in good working order and repair, normal wear and tear excepted, and, where appropriate, replace the same with equipment of a like kind that is in good working order and repair;

     (b) Debtor covenants and agrees that without the prior written consent of Secured Party, Debtor will not:

     (i) sell, assign, lease or transfer, voluntarily or by operation of law, any of the Collateral except in the ordinary course of operation of the Business, or materially modify or extend the terms of sale or Accounts;

     (ii) create in favor of anyone, except Secured Party, any other security interest in any of the Collateral, or in any part thereof, or otherwise encumber or permit the same to become subject to any lien, attachment, execution, sequestration, or other legal or equitable process which is not removed within sixty (60) days, provided Debtor has commenced significant curative actions within thirty (30) days;

     (iii) permit any part of the Collateral to be subjected to any unpaid charge, including rent and taxes, or any subsequent interest of a third party, whether such interest is created voluntarily or involuntarily, which is not cured within sixty (60) days, provided Debtor has commenced significant curative actions within thirty (30) days; or

     (iv) remove, or permit to be removed, Debtor's records concerning the Collateral from Debtor's offices; or

     (v) remove all or any portion of the Collateral from the location specified in sub-paragraph 2(g) above except for (i) replacement or repair of Collateral in the ordinary course of operation of the Business and (ii) the sale of any of the Collateral in the ordinary course of business; or

     (vi) dissolve Debtor's corporate existence or liquidate or merge or consolidate Debtor into any other corporation or form of entity.

     4. Accounts, etc.

     (a) Until such time as the Secured Party shall notify the Debtor in writing of the revocation of such power and authority, the Debtor, as agent for the Secured Party, will, at its own expense, diligently collect, as and when due, all amounts owing under the Accounts, including the taking of such action with respect to such collection as the Secured Party reasonably may request from time to time; provided, however, that until an Event of Default shall occur or would occur but for the passage of time, or giving of notice, or both, the Debtor may use or consume in the ordinary course of its business any such collections on the Accounts in any lawful manner not inconsistent with this Agreement and the other Loan Documents. After an Event of Default shall occur, the Secured Party shall have the authority and right (but not the obligation) to notify any parties obligated on any of the Accounts to make payment to the Secured Party of any amounts due or to become due thereunder, and enforce collection of performance under any of the Accounts by suit or otherwise, and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. After an Event of Default and upon request of the Secured Party, the Debtor will, at its own expense, notify any parties obligated on any of the Accounts to make payments to the Secured Party and will hold in trust and immediately forward to the Secured Party all payments received by the Debtor in the form received, with all necessary endorsements thereon for collection by the Secured Party.

     (b) If all or any part of the Collateral at any time consists of Inventory, Accounts, or Chattel Paper, at any time and from time to time after the occurrence of an Event of Default hereunder: the Debtor will, upon the request of the Secured Party, deposit or cause to be deposited to a bank account designated by the Secured Party and from which the Secured Party alone has power of access and withdrawal (the "Collateral Account") all checks, drafts, cash, and other remittances in payment or on account of payment of such Inventory, Accounts, or Chattel Paper and the cash proceeds of any returned goods, the sale or lease of which gave rise to an Account or Chattel Paper (all of the foregoing herein collectively referred to as "Items of Payment"); the Debtor shall deposit the Items of Payment for credit to the Collateral Account within two (2) business days of the receipt thereof, and in precisely the form received, except for the endorsement of the Debtor where necessary to permit the collection of the Items of Payment, which endorsement the Debtor hereby agrees to make; pending such deposit, the Debtor will not commingle any of the Items of Payment with any of its other funds or property but will hold them separate and apart; and the Secured Party may at any from time to time apply the whole or any part of the collected funds credited to the Collateral Account against the Debtor's Obligations or credit such collected funds to a banking account of the Debtor with the Secured Party, the order and method of such application to be in the discretion of the Secured Party.

     5. Default. The occurrence of one or more of the following events shall, at the option of Secured Party, constitute an "Event of Default" hereunder:

     (a) if Debtor fails to pay any of the Obligations or any installment thereof or interest thereon that is due within ten (10) days after demand;

     (b) if any warranty or representation of Debtor contained herein or in any other Loan Document shall prove to be materially false or misleading when given;

     (c) if Debtor fails to perform or keep any of the other covenants, agreements or warranties contained herein or in any other Loan Document and fails to cure same within thirty (30) days following notice from Secured Party to cure, unless a different time period is expressly specified for any particular covenant in which case the general thirty (30) day cure period shall not apply; or

     (d) any Event of Default under the Loan Agreement.

     6. Default Remedies. Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which Secured Party may then have hereunder, including, but not limited to, the rights set forth in Section 4 herein, or under the Uniform Commercial Code of the State of Georgia, or any other pertinent jurisdiction (the "Code"), or otherwise, Secured Party may, at its option:

     (a) reduce its claim to judgment or foreclose or otherwise enforce the Security Interests, in whole or in part, by any available judicial procedure;

     (b) require Debtor, upon the receipt of any revenue, income, profits or other sums in which a security interest is granted by this Agreement or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, to hold the same in trust for Secured Party in precisely the form received, and to forthwith, endorse, transfer and deliver any such sums or instruments, or both, to Secured Party for prompt application to the payment of the Obligations in a manner satisfactory to Secured Party;

     (c) require Debtor to assemble and make available to Secured Party, at the expense of Debtor, the Collateral at any place mutually convenient to Debtor and Secured Party;

     (d) remove all or any part of the Collateral from any premises on which any part may be located for the purpose of effecting a sale or any disposition thereof (and with respect to motor vehicles, Secured Party may use Debtor's license plates);

     (e) enter upon the premises wherever the Collateral may be, freely and without being deemed to disrupt the peace, and take possession of the Collateral, and demand and receive such possession from any person or organization which has possession thereof, and to take such measures as it may deem necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral, and with or without taking such possession may sell or cause to be sold, whenever Secured Party shall decide, in one or more sales or parcels, at such price as Secured Party may deem adequate, and for cash or, on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale (whether such sale is conducted by Secured Party or a private auction company hired by Secured Party), without demand of performance or notice of intention to sell or of time or place of sale (except ten [10] days' prior written notice to Debtor of the time and place of any public sale or sales or of the time after which any private sale or sales or other intended disposition is to be made and only such other notice as may be required by applicable statute and cannot be waived, which notice Debtor hereby acknowledges, shall be considered commercially reasonable for all purposes), and Secured Party or any other person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of Debtor, and such demand, notice, claim, right or equity being hereby expressly waived and released. In any action hereunder, Secured Party shall be entitled to the appointment of a receiver without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Without limiting the scope or definition of commercial reasonableness, Debtor agrees that any disposition of any Collateral pursuant hereto shall be commercially reasonable within the meaning of Section 9-504 of the Code as in effect in the jurisdiction or jurisdictions where such Collateral is located.

     (f) at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under the Code;

     (g) exercise any and all other rights, remedies, and privileges it may have under the Note or any other Loan Documents; and

     Debtor hereby irrevocably makes, constitutes and appoints Secured Party or any of its officers or designees its true and lawful attorney-in-fact, upon the occurrence of an Event of Default (A) to enforce all rights of Debtor under and pursuant to any agreements relating to the Collateral, all for the sole benefit of Secured Party, or (B) to enter into and perform such agreements as may be necessary in order to carry out the provisions of this Agreement, or to carry out the terms, covenants and conditions of this Agreement which are required to be observed or performed by Debtor, or (C) to execute such other and further grants, mortgages, pledges and assignments of the Collateral as Secured Party may reasonably require for the protecting or maintaining of the Security Interests granted to Secured Party by this Agreement. Debtor hereby ratifies and confirms all that Secured Party, as such attorney-in-fact, or its substitutes, shall do by virtue of this power of attorney. Debtor hereby waives all rights to marshalling of assets or sale in inverse order of alienation, including any such rights with respect to the Collateral.

     Secured Party shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral, wherever the same may be located and regardless of the cause thereof, unless the same shall happen through the gross negligence or willful misconduct of Secured Party. Secured Party shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delivery of any kind incurred with respect to any instrument received in payment for the Collateral or for any damage resulting therefrom. In no event shall Secured Party be liable in any manner or for anything in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof.

     7. Application of Proceeds. If an Event of Default shall have occurred and be continuing, all proceeds received from the sale or other disposition of any of the Collateral shall be applied by Secured Party as follows:

     First: to the payment of all costs and expenses incurred in connection with any such sale of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of agents and of counsel for Secured Party in connection therewith, and to the payment of all costs and expenses reasonably paid or incurred by Secured Party hereunder, to the extent that such advances, costs and expenses shall not have been paid to Secured Party upon its demand therefor;

     Second: to the payment of interest on the Note then due and payable, then the payment of all principal on the Note whether at the stated maturity thereof or by acceleration or otherwise in such order as Secured Party elects;

     Third: to the payment in full of all other Obligations; and

     Fourth: the balance, if any, of such proceeds remaining after payment in full of the foregoing items shall be remitted to Debtor or as a court of competent jurisdiction may otherwise direct.

     8. Taxes; Financing Statements; Certificates of Title. At its option, Secured Party may discharge past due sales, use or property (but not income) taxes, liens, or security interests and license fees, assessments or other encumbrances at any time levied or placed on any of the Collateral and may pay for the maintenance and preservation thereof, and Debtor agrees to reimburse Secured Party on demand for any payment made or any expense reasonably incurred by Secured Party pursuant to the foregoing authorization; provided, however, that nothing in this Section 8 or its exercise may be interpreted as excusing Debtor from performance of any covenants or other promises with respect to such past due taxes, liens, security interests or other encumbrances unless Debtor is contesting the same pursuant to a legal contest that suspends any right of foreclosure, nor shall it be interpreted as an assumption by Secured Party of such obligations.

     Debtor hereby authorizes Secured Party to file financing statements and any amendments thereto or continuations thereof.

     At the closing, or at any time thereafter until all Obligations have been satisfied in full, at Secured Party's request, Debtor shall deliver to Secured Party all the necessary documentation reasonably requested by Secured Party for Secured Party to record its position as a perfected lienholder.

     9. Remedies Cumulative, Etc. The rights, remedies and benefits of Secured Party herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which Secured Party may have under this Agreement, the Note, any other Loan Document or at law, in equity, by statute or otherwise. Without limiting the generality of the foregoing, Secured Party shall have all rights and remedies of a secured creditor under Article 9 of the Uniform Commercial Code in the jurisdiction or jurisdictions where any of the Collateral is located.

     10. Expenses, Etc. Debtor will pay to Secured Party all reasonable expenses (including reasonable attorneys fees actually incurred and court costs) of, or incidental to, the enforcement of any of the provisions of this Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, and the care of the Collateral and defending or asserting the rights and claims of Secured Party in respect thereof, by litigation or otherwise, including expenses of insurance; and all such expenses shall be secured by this Agreement.

     11. No Delay, Waiver, Etc. No delay on the part of Secured Party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the liability of Debtor and any and all other notices and demands whatsoever (except notices specifically provided for herein), whether or not relating to such instruments.

     12. Modification, Successors and Assigns, Etc. No amendment hereof shall be effective unless contained in a written instrument signed by the parties hereto. This Agreement shall be binding upon the permitted successors and assigns of Debtor and shall inure to the benefit of the successors and assigns of Secured Party.

     13. Notices, Etc. Any notices, requests or demands hereunder shall be deemed to have been sufficiently given on the first business day following delivery to a reputable overnight delivery service (e.g. FedEx) for which a return receipt is available addressed as indicated below, with next business day delivery properly requested and paid for:

                 Debtor:

                 Golf Training Systems, Inc.
                 3400 Corporate Way
                 Suite G
                 Duluth, Georgia 30136
                 Attention:   Daniel A. Gordon, Chief Executive
                              Officer

                 With a required copy to:

                 Edward H. Brown, Esq.
                 Schreeder, Wheeler & Flint
                 1600 Candler Building
                 127 Peachtree Street, N.E.
                 Atlanta, Georgia  30303-1845

                 Secured Party:

                 John H. Laeri, Jr.
                 c/o Meadowcroft Associates, Inc.
                 9 Burr Road
                 Westport, Connecticut 06880-4220

                 With a required copy to:

                 Edward E. Steiner, Esq.
                 Keating, Muething & Klekamp, P.L.L.
                 1800 Provident Tower
                 One East 4th Street
                 Cincinnati, Ohio  45202

     14. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Georgia, and shall be governed by and construed in accordance with the laws of the State of Georgia.

     15. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

     16. Counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. Any telecopy or facsimile copy of this Agreement signed by Debtor shall be for all purposes equivalent to an original "wet ink copy" of this Agreement signed by Debtor.

     IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed (by its authorized officers, where applicable), all as of the day and year first above written.

                                     DEBTOR:

Signed, sealed and delivered       GOLF TRAINING SYSTEMS, INC., a
in the presence of:                Delaware corporation

/s/Karetha A. Milton               By: /s/Daniel A.Gordon
---------------------              -----------------------
Witness                            Title: Chief Executive Officer

Samuel F. Boyte                    Attest: /s/Thomas B. Adams
---------------------              --------------------------
Notary Public                      Title: Assistant Secretary

My commission expires:______
     (NOTARIAL SEAL)
                                           (CORPORATE SEAL)